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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of earliest event reported:   July 24, 2000



                             SHILOH INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                      0-21964                      51-0347683
-----------------          ------------------------         --------------------
(State or other            (Commission File Number)            (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)



      Suite 202, 103 Foulk Road, Wilmington, Delaware                 19803
 ------------------------------------------------------------        ---------
       (Address of principal executive offices)                   (ZIP Code)


Registrant's telephone number, including area code:             (302) 998-0592


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Item 5.  Other Events.

         On July 24, 2000, Shiloh Industries, Inc. ("the Company") announced that it will offer $150,000,000 of its Senior Subordinated Notes due 2010 in a transaction exempt from the registration requirements of the Securities Act of 1933. Pursuant to Rule 135c of the Securities Act of 1933, the Company is filing herewith the press release issued July 24, 2000 as Exhibit 99.1 hereto.

         The Notes to be offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7. Financial Statements and Exhibits.
   (a) None
   (b) None
   (c) Exhibits
       99.1. Press Release, dated July 24, 2000.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SHILOH INDUSTRIES, INC.
                                        (Registrant)


                                   By: /s/ Craig A. Stacy
                                      ------------------------------------------
                                      Name:  Craig A. Stacy
                                      Its:  Chief Financial Officer

Date: July 24, 2000







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                                  EXHIBIT INDEX

Exhibit No.                       Description of Exhibit
-----------                -----------------------------------
99.1                       Press Release, dated July 24, 2000.